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                                                                    EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-35-217) of Republic Automotive Parts, Inc. of our report dated February 27, 1998, appearing on page 11 of this Annual Report on Form 10-K.


/s/ PRICE WATERHOUSE LLP

Nashville, Tennessee
March 12, 1998





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